UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
 (Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 1, 2014
International Paper Company
(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (901) 419-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01     Completion of Acquisition and Disposition of Assets.
Explanatory Note:
This Amendment to our Current Report on Form 8-K filed on July 7, 2014 is being filed solely for the purpose of correcting the intercompany sales pro forma adjustment in the unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2014 and for the years ended December 31, 2013, 2012 and 2011 and the accompanying notes to the unaudited pro forma condensed consolidated financial statements. All other information in the original 8-K remains unchanged.

Item 9.01    Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed financial information of International Paper Company is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference:

•	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2014,

•	Unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2014,

•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2013,

•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012,

•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011, and

•	Notes to unaudited pro forma condensed consolidated financial information.

(d) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Unaudited pro forma condensed consolidated financial information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INTERNATIONAL PAPER COMPANY

By: /s/ Sharon R. Ryan
Name:     Sharon R. Ryan
Title:    Senior Vice President, General Counsel
and Corporate Secretary

Date: July 25, 2014

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Unaudited pro forma condensed consolidated financial information.

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